                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08886

                SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                              Baltimore, MD 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       5/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Flag Investors Equity Partners Fund

Annual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund has stock market and equity risks, which means stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

Returns for Class A, B and Institutional Class shares for the Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder Flag Investors Equity Partners Fund	1-Year	3-Year	5-Year	Life of Class*
Class A	23.83%	2.05%	1.98%	12.54%
Class B	22.87%	1.29%	1.21%	11.71%
S&P 500 Index+	18.33%	-2.14%	-1.52%	11.26%
Scudder Flag Investors Equity Partners Fund	1-Year	3-Year	5-Year	Life of Class**
Class C	22.93%	1.29%	1.22%	6.55%
S&P 500 Index+	18.33%	-2.14%	-1.52%	1.82%
Scudder Flag Investors Equity Partners Fund	1-Year	3-Year	5-Year	Life of Class***
Institutional Class	24.14%	2.31%	2.24%	11.05%
S&P 500 Index+	18.33%	-2.14%	-1.52%	8.71%

Sources: Lipper Inc. and Investment Company Capital Corporation

* The Fund commenced operations on February 13, 1995. Index returns begin February 28, 1995.
** Class C shares commenced operations on October 28, 1998. Index returns begin October 31, 1998.
*** Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Equity Partners Fund - Class A [] S&P 500 Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on February 13, 1995. Index returns begin February 28, 1995.
Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class*	Life of Class**
Class A	Growth of $10,000	$11,671	$10,017	$10,394	$28,231	-
	Average annual total return	16.71%	.06%	.78%	11.82%	-
Class B	Growth of $10,000	$11,987	$10,192	$10,523	$27,967	-
	Average annual total return	19.87%	.64%	1.02%	11.71%	-
Class C	Growth of $10,000	$12,293	$10,392	$10,627	-	$14,246
	Average annual total return	22.93%	1.29%	1.22%	-	6.55%
S&P 500 Index+	Growth of $10,000	$11,833	$9,372	$9,262	$26,836	$11,061
	Average annual total return	18.33%	-2.14%	-1.52%	11.26%	1.82%

The growth of $10,000 is cumulative.

Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class***
Institutional Class	Growth of $250,000	$310,350	$267,700	$279,225	$595,725
	Average annual total return	24.14%	2.31%	2.24%	11.05%
S&P 500 Index+	Growth of $250,000	$295,825	$234,300	$231,550	$498,075
	Average annual total return	18.33%	-2.14%	-1.52%	8.71%

The growth of $250,000 is cumulative.

The minimum initial investment for Institutional Class shares is $250,000.

* The Fund commenced operations on February 13, 1995. Index returns begin February 28, 1995.
** Class C shares commenced operations on October 28, 1998. Index returns begin October 31, 1998.
*** Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/04	$ 25.35	$ 24.16	$ 24.15	$ 25.57
5/31/03	$ 20.58	$ 19.72	$ 19.71	$ 20.76
Distribution Information : Twelve Months: Income Dividends as of 5/31/04	$ .05	$ -	$ -	$ .11
Long Term Capital Gains as of 5/31/04	$ .05	$ .05	$ .05	$ .05
Short Term Capital Gains as of 5/31/04	$ .03	$ .03	$ .03	$ .03

Class A Lipper Rankings - Multi-Cap Core Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	76	of	602	13
3-Year	82	of	454	19
5-Year	132	of	310	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Portfolio Management Review

Scudder Flag Investors Equity Partners Fund:
A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Scudder Flag Investors Equity Partners Fund's (the "fund") investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. ABIM, a registered investment advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Managers

Hobart C. Buppert II

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

• Managed the fund since 2002.

• Joined ABIM as a Vice President in 1980.

• Over 30 years of investment industry experience.

• Prior experience as portfolio manager at T. Rowe Price Associates and as portfolio manager and research analyst at Equitable Trust Company.

• BA and MBA from Loyola College.

• Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Lee S. Owen

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

• Managed the fund since inception.

• Joined ABIM as a Vice President in 1983.

• Over 30 years of investment industry experience.

• Prior experience as portfolio manager at T. Rowe Price Associates.

• BA from Williams College and MBA from the University of Virginia.

• Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

In the following interview, Lead Portfolio Manager Hobart Buppert II addresses the economy, the management team's approach and the resulting performance of Scudder Flag Investors Equity Partners Fund for the annual period ended May 31, 2004.

Q: How would you characterize the market environment during the period?

A: Investors will remember this year as a turning point, a time of broad-based economic recovery and historically low interest rates that together brought renewed strength to the equity market.

During the prior year, recession and the prospect of war with Iraq gave rise to negative investor sentiment. Risk aversion resulted in widespread redemptions from equity mutual funds, which in turn caused common stock valuations to dip to levels not seen for a number of years.

Twelve months ago, stock valuations became ever more attractive, and large- and small-capitalization stocks were reporting nice earnings growth. Bargain hunters began to snap up common stocks. As so often happens, this renewed activity attracted attention and gave many investors the confidence they needed to reenter the equity market. Mutual funds also began to see positive cash flows once again.

Concurrently, in an effort to stimulate economic growth, the Federal Reserve Board reduced interest rates to levels that were the lowest in 40 years, providing even greater incentive to stock market investors. While the strength of the economy has been debated, market watchers agree that a recovery did take hold. Low rates bode well for continued improvement, making the capital markets accessible to companies seeking to grow from here.

Q: How did the fund perform during the period?

A: For the 12 months ended May 31, 2004, Scudder Flag Investors Equity Partners Fund Class A shares gained 23.83%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 4 through 5 for performance of other share classes and more complete performance information.) The fund outpaced the 18.33% total return of the benchmark Standard & Poor's 500 (S&P 500),1 and the 18.83% average total return of its peers in the Multi-Cap Core Funds category, as tracked by Lipper Inc., for the same period.2 Furthermore, the fund ranked in the top quartile of its Morningstar Large Blend Category for each of the 1-, 3- and 5-year periods ended May 31, 2004.3

1 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The fund's Class A shares ranked #76 of 602, #82 of 454 and #132 of 310 funds for the 1-, 3- and 5-year periods ended May, 31, 2004. The Multi-Cap Core Funds category tracked by Lipper Inc. includes those funds that, by portfolio practice, invest in a variety of market capitalization ranges, concentrating no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds generally will have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in terms of the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compare to the averages of the U.S. Diversified Multi-Cap Equity Funds universe.
3 The fund's Class A shares ranked #54 of 1,451, #50 of 1,154 and #116 of 853 funds for the 1-, 3- and 5-year periods ended 5/31/04 in the Morningstar Large Blend category. The category tracks the performance of mutual funds that invest in stocks with a variety of market capitalizations and that include both growth and value stocks.

We are extremely pleased with the fund's absolute and relative performance. We believe it demonstrates the efficacy and prudence of our "flexible-value" discipline and, quite simply, the value of patience.

Q: Would you describe your flexible-value investment philosophy and explain how it informs your choice of stocks?

A: We begin by seeking fundamentally sound companies that we believe are selling at great prices. It's our philosophy that over time, as economic reality eventually prevails and investor attitudes shift, these undervalued, yet fundamentally attractive, companies are recognized and shareholders are rewarded.

Rather than focusing on trends in the economy or financial markets, we seek stocks that have temporarily fallen out of favor for one reason or another, and whose prices have declined. Our approach is flexible in that we do not limit the universe of potential holdings to those stocks that traditionally are considered "value stocks." We have no predetermined price-to-earnings (P/E) criteria.4 We believe that all stocks - whether considered value or growth - can become undervalued at some point, based on market sentiment.

4 The P/E ratio is equal to a stock's market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period but occasionally the current or forward period. The value is the same whether the calculation is done for the whole company or on a per-share basis. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

We evaluate companies on their individual merits, seeking those that are well positioned, generating free cash flow and that are run by skilled, shareholder-oriented senior management. We buy companies that are trading at what we consider attractive prices relative to their long-term earnings growth potential or intrinsic value.

We consider ourselves long-term investors, which means that we tend to remain invested in stocks for one to three years or longer, so long as a company continues to meet our expectations. We'll generally sell a stock when its prospects for earnings growth appear less promising, when its price fully reflects its growth potential or when we believe other investments offer better opportunities.

Q: Which stocks or fund management strategies were most beneficial to performance?

A: Some of the stocks that had lost ground over the 12 months prior to May 31, 2004, rose dramatically during the period. Three of the portfolio's top 10 largest holdings were particularly powerful contributors to overall performance: WellPoint Health Networks, Inc.; American Standard Companies, Inc.; and Tyco International Ltd.

• WellPoint is a provider of network-based managed health care plans to small businesses and corporations. During the past three years, the company has been a consistently strong performer, earning a highly respectable rate of return. The management team, which we believe is among the best in the business, has fueled revenue growth through intelligent pricing and strategic acquisitions. Earnings growth has routinely met or exceeded analyst expectations.

Unlike many stocks that were punished in 2002 and 2003, WellPoint remained relatively unscathed. The company exhibited fundamental strengths, including earnings growth rates well above the S&P 500 average. Yet at the close of this period, it was selling at a substantial discount to the market, based on its earnings multiple, which is the most common measure of how expensive a stock is.5

5 The earnings multiple is equal to a stock's market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period but occasionally the current or forward period. The value is the same whether the calculation is done for the whole company or on a per-share basis. The higher the earnings multiple, the more the market is willing to pay for each dollar of annual earnings.

Even with its recent success, we feel confident about the prospects for further growth. WellPoint will merge with Anthem, Inc., an independent licensee of the Blue Cross and Blue Shield Association and the fourth-largest publicly traded health benefits company in the US. It is expected that the merger will be completed soon. At that time, the fund will receive shares of Anthem stock primarily, along with a small portion of cash. To ensure that the size of the fund's position will not be diminished, we have purchased some Anthem shares already. This reflects our attempt to recognize the value of the company and to capture its full growth potential.

• Among the portfolio's long-term holdings, American Standard - a manufacturer of plumbing and air conditioning products - is benefiting from a new management team. Earlier mismanagement caused the company to fall out of favor with Wall Street. Share prices dipped. The company, in January 2000, named a new Chairman and CEO, who immediately set about improving operational efficiency and cutting costs. While a sluggish economy kept revenue growth modest, earnings growth accelerated. And we believe there is room for further improvement. Moreover, the company has been generating a sizeable amount of free cash flow, which can be used to accomplish a number of goals. Management, in this case, may choose to pay down debt, which would increase earnings.

Wall Street now appears to be appreciating what this new management team has brought to the table. As a result, investors have been willing to pay higher prices for this earnings stream.

• Also now under new management, manufacturing conglomerate Tyco is quickly regaining ground lost in the wake of corporate scandal. After the news broke of its former senior managers' alleged misdeeds, the stock dropped precipitously. While many investors abandoned the company, we added to our position. The move is a good example of the way we strive to extract emotion from the investment decision process and select stocks based on what we know. In this case, we knew that Tyco had acquired or built many solid businesses. We remained confident in the fundamentals of these underlying businesses, which were still profitable and generating substantial free cash flow. Consistent with our long-term approach, we held steady through the turmoil. Our fortitude was rewarded during the period.

We are encouraged by the company's new management team, with whom we met recently. It is our opinion that they have done an outstanding job of getting the company back on track, especially given the short time that they've been at the helm, the complicated nature of the company itself and the daunting task of rebuilding its once fine reputation.

Over the last year, the investors appeared to be more clearly focused on the value of the underlying businesses and their prospects under adept management. Further, it's widely believed that Tyco is among those companies most likely to benefit from an expanded economic recovery. Consequently, we've seen robust gains in the stock's price and analysts are bumping up their price targets beyond current levels. We believe there is still great value in this stock.

Q: Were there specific stocks or strategies that disappointed?

A: In terms of absolute returns, the fund didn't have many losers, but it did have some laggards. By that, we mean that, given the fund's nearly 24% total return during the period, any stock within the portfolio that gained less was a drag on performance.

• The name that stands out is XL Capital, Ltd., a Bermuda-based insurance company, which the fund has owned for some time. The stock lost ground during the period due to unforeseen difficulties with Nac Re Corp., a reinsurance company XL Capital acquired in 1999. The company was forced to increase reserves on several occasions to cover losses on insurance policies Nac Re had previously written. While the stock lagged the portfolio, we believe it still has the capacity to be an important contributor to the fund.

It is our opinion that management has dealt wisely with this incident, which appears to be behind them now, and that the company will continue to progress. The stock's P/E is just less than half the market average, while its return on equity is comparable. However, because the market tends to focus on the short term, it appears that the investing public may be still wrestling with the write-offs for Nac Re. We are optimistic about the company's future, and we intend to maintain our investment at this time.

• Freddie Mac (Federal Home Loan Mortgage Corporation) over the past 18 months has been hurt by an investigation into the company's complex accounting methods and controversy over regulatory issues. The investigation has so far uncovered nothing unscrupulous. Yet investors, who today are acutely sensitive to any uncertainty, have steered clear of the stock.

Our view is more positive. We expect the company to generate substantial free cash flow, which we believe management is likely to share with stockholders by initiating a share buyback or increasing dividends.

Freddie Mac remains one of the premier mortgage providers in the marketplace. As of the close of the period, the stock was trading well below the market average. It's our contention that, despite the negative sentiment in the marketplace, investors eventually will recognize the company's fundamental strengths.

• Clear Channel Communications, Inc. suffered after weak advertising rates and disappointing pacings (a measure of advertising purchased) caused investors to rotate out of advertising stocks. Clear Channel is among the largest diversified media companies in the world, with primary business segments that include radio broadcasting and outdoor advertising. Pacings have grown only moderately in recent years, disappointing some.

In our view, the company and other similar media companies offer tremendous opportunity. Unlike a steel mill, for example, these types of companies have assets that typically require little capital investment and tend to increase in value over time. Consequently, they generate a lot of free cash. Clear Channel in the last 12 months announced its first dividend payment. In the last six months, the company announced a buyback authorization of roughly $1 billion of company stock.

We suspect that advertising rates and pacings will improve over the next 12 months and that investors then will regain confidence in these stocks, pushing prices higher.

Q: Do you have any closing comments for shareholders?

A: The marketplace creates opportunities. Adherence to our flexible-value discipline helps us to recognize and take advantage of them. This is, in part, what enabled the fund to achieve the significant gains of the past 12 months, as the market rebounded. Looking forward, we are still optimistic about the fund's portfolio, in terms of valuations and underlying company fundamentals, relative to what we see in the general equity and bond markets today. Lastly, we appreciate the support of our shareholders and urge them, as always, to remain focused on their long-term financial goals, as we are.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	5/31/03

Common Stocks	89%	91%
Securities Lending Collateral	7%	9%
Cash Equivalents	4%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/04	5/31/03

Financials	38%	36%
Industrials	25%	29%
Consumer Discretionary	12%	12%
Health Care	9%	11%
Information Technology	8%	3%
Materials	3%	-
Energy	3%	3%
Consumer Staples	2%	2%
Telecommunication Services	-	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2004 (42.8% of Portfolio)
1. WellPoint Health Networks, Inc. Provider of health care services	5.3%
2. Cendant Corp. Provider of consumer and business services globally	4.7%
3. Berkshire Hathaway, Inc. Holder owning subsidiaries in a variety of business sectors	4.7%
4. American Standard Companies, Inc. Manufacturer of air conditioning systems, bathroom and kitchen fixtures	4.6%
5. American Financial Realty Trust (REIT) Provider of corporate-owned real estate assets	4.5%
6. Citigroup, Inc. Provider of diversified financial services	4.3%
7. First Data Corp. Provider of credit-card processing services	4.1%
8. Prudential Financial, Inc. Provider of financial services	3.8%
9. Canadian National Railway Co. Operator of railroads	3.5%
10. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic engineering components	3.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004

	Shares	Value ($)

Common Stocks 88.5%
Consumer Discretionary 10.4%
Household Durables 2.0%
Blyth, Inc. (d)	179,300	5,854,145
Media 5.4%
Clear Channel Communications, Inc.	211,600	8,400,520
Gannett Co., Inc.	46,700	4,100,260
Time Warner, Inc.*	205,000	3,493,200
		15,993,980
Specialty Retail 3.0%
TJX Companies, Inc. (d)	353,800	8,813,158
Consumer Staples 1.7%
Food & Drug Retailing 0.4%
BJ's Wholesale Club, Inc.* (d)	51,100	1,206,982
Tobacco 1.3%
Altria Group, Inc.	81,200	3,895,164
Energy 2.8%
Oil & Gas
Kinder Morgan, Inc. (d)	202	12,120
Kinder Morgan Management LLC*	221,540	8,296,673
		8,308,793
Financials 33.5%
Banks 2.7%
Wells Fargo & Co.	135,600	7,973,280
Consumer Finance 4.3%
AmeriCredit Corp.* (d)	463,800	8,209,260
Capital One Finance Corp.	65,400	4,581,924
		12,791,184
Diversified Financial Services 7.6%
Citigroup, Inc.	272,372	12,646,232
Freddie Mac	167,000	9,751,130
		22,397,362
Insurance 13.3%
Berkshire Hathaway, Inc. "B"*	4,700	13,968,400
Hilb, Rogal & Hamilton Co. (d)	59,000	2,098,630
Prudential Financial, Inc.	252,000	11,163,600
Quanta Capital Holdings Ltd.*	250,000	2,720,000
XL Capital Ltd. "A" (d)	128,108	9,563,262
		39,513,892
Real Estate 5.6%
American Financial Realty Trust (REIT)	930,000	13,233,900
American Home Mortgage Investment Corp. (REIT) (d)	81,000	2,065,500
Capital Lease Funding, Inc. (REIT)*	84,300	885,150
Highland Hospitality Corp. (REIT)* (d)	34,000	365,160
		16,549,710
Health Care 7.6%
Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	148,700	4,675,128
Health Care Providers & Services 5.9%
Anthem, Inc.* (d)	14,000	1,239,420
Laboratory Corp. of America Holdings* (d)	10,000	413,600
WellPoint Health Networks, Inc.*	140,800	15,704,832
		17,357,852
Pharmaceuticals 0.1%
Pfizer, Inc.	8,000	282,720
Industrials 22.5%
Aerospace & Defense 1.7%
United Technologies Corp.	59,500	5,034,295
Building Products 4.6%
American Standard Companies, Inc.* (d)	360,000	13,507,200
Commercial Services & Supplies 7.9%
Allied Waste Industries, Inc.* (d)	691,000	9,162,660
Cendant Corp.	615,050	14,109,247
		23,271,907
Industrial Conglomerates 3.3%
Tyco International Ltd.	317,800	9,785,062
Machinery 1.5%
SPX Corp. (d)	101,700	4,446,324
Road & Rail 3.5%
Canadian National Railway Co.	264,000	10,422,720
Information Technology 6.9%
Communications Equipment 0.1%
Black Box Corp. (d)	8,300	378,065
Computers & Peripherals 2.7%
International Business Machines Corp.	91,800	8,132,562
IT Consulting & Services 4.1%
First Data Corp.	281,579	12,189,555
Materials 3.0%
Metals & Mining
CONSOL Energy, Inc.	290,000	8,946,500
Telecommunication Services 0.1%
Diversified Telecommunication Services
Qwest Communications International, Inc.*	101,900	382,125
Total Common Stocks (Cost $152,051,655)		262,109,665

Securities Lending Collateral 7.5%
Daily Assets Fund Institutional, 1.13% (c) (e) (Cost $22,145,442)	22,145,442	22,145,442

Cash Equivalents 4.0%
Scudder Cash Management QP Trust 1.12% (b) (Cost $11,934,862)	11,934,862	11,934,862
Total Investment Portfolio - 100.0% (Cost $186,131,959) (a)		296,189,969

* Non-income producing security.
(a) The cost for federal income tax purposes was $186,131,959. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $110,058,010. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $111,431,721 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,373,711.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2004 amounted to $18,922,029, which is 6.9% of total net assets.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004
Assets
Investments: Investments in securities, at value (cost $152,051,655)	$ 262,109,665
Investment in Scudder Cash Management QP Trust (cost $11,934,862)	11,934,862
Investment in Daily Assets Fund Institutional (cost $22,145,442)*	22,145,442
Total investments in securities, at value (cost $186,131,959)	296,189,969
Dividends receivable	275,382
Interest receivable	12,590
Receivable for Fund shares sold	130,640
Other assets	2,471
Total assets	296,611,052
Liabilities
Due to custodian bank	62,800
Payable upon return of securities loaned	22,145,442
Payable for Fund shares redeemed	305,272
Accrued investment advisory fee	188,001
Other accrued expenses and payables	149,336
Total liabilities	22,850,851
Net assets, at value	$ 273,760,201
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	110,058,010
Accumulated net realized gain (loss)	6,495,527
Paid-in capital	157,206,664
Net assets, at value	$ 273,760,201

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($153,688,118 / 6,061,584 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 25.35
Maximum offering price per share (100 / 94.25 of $25.35)	$ 26.90
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,784,434 / 736,260 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 24.16
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,400,632 / 265,032 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 24.15
Institutional Class Net Asset Value, offering and redemption price per share ($95,887,017 / 3,750,003 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 25.57

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,841)	$ 3,659,847
Interest	3,861
Interest - Scudder Cash Management QP Trust	14,941
Securities lending income	8,213
Total Income	3,686,862
Expenses: Investment advisory fee	2,159,210
Transfer agent fees	95,053
Custody and accounting fees	86,809
Distribution and shareholder servicing fees	608,442
Auditing	61,625
Legal	8,287
Directors' fees and expenses	18,396
Report to shareholders	81,488
Registration fees	61,089
Other	13,682
Total expenses	3,194,081
Net investment income (loss)	492,781
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,642,914
Foreign currency related transactions	240
6,643,154
Net unrealized appreciation (depreciation) during the period on investments	47,594,772
Net gain (loss) on investment transactions	54,237,926
Net increase (decrease) in net assets resulting from operations	$ 54,730,707

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2004	2003
Operations: Net investment income (loss)	$ 492,781	$ 182,992
Net realized gain (loss) on investment transactions	6,643,154	8,728,017
Net unrealized appreciation (depreciation) on investment transactions during the period	47,594,772	(41,878,604)
Net increase (decrease) in net assets resulting from operations	54,730,707	(32,967,595)
Distributions to shareholders from: Net investment income: Class A	(302,342)	-
Institutional Class	(431,337)	-
Net realized gains: Class A	(455,382)	(2,369,215)
Class B	(62,967)	(402,641)
Class C	(21,836)	(76,933)
Institutional Class	(290,184)	(1,282,219)
Fund share transactions: Proceeds from shares sold	30,712,721	36,878,886
Reinvestment of distributions	1,220,132	3,834,891
Cost of shares redeemed	(57,445,328)	(94,203,837)
Net increase (decrease) in net assets from Fund share transactions	(25,512,475)	(53,490,060)
Increase (decrease) in net assets	27,654,184	(90,588,663)
Net assets at beginning of period	246,106,017	336,694,680
Net assets at end of period (including undistributed net investment income of $140,785 at May 31, 2003)	$ 273,760,201	$ 246,106,017

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 20.58	$ 22.67	$ 24.56	$ 21.22	$ 25.68
Income (loss) from investment operations: Net investment income (loss)	.04[a]	.01[a]	(.01)[a]	.06	.10
Net realized and unrealized gain (loss) on investment transactions	4.86	(1.80)	(1.69)	4.12	(3.54)
Total from investment operations	4.90	(1.79)	(1.70)	4.18	(3.44)
Less distributions from: Net investment income	(.05)	-	(.05)	(.07)	(.03)
Net realized gains on investment transactions	(.08)	(.30)	(.14)	(.77)	(.99)
Total distributions	(.13)	(.30)	(.19)	(.84)	(1.02)
Net asset value, end of period	$ 25.35	$ 20.58	$ 22.67	$ 24.56	$ 21.22
Total Return (%)[b]	23.83	(7.75)	(6.96)	20.14	(13.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	130	193	217	215
Ratio of expenses (%)	1.24	1.22	1.21	1.18	1.18
Ratio of net investment income (loss) (%)	.17	.08	(.03)	.18	.38
Portfolio turnover rate (%)	7	14	20	20	32
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class B
Years Ended May 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 19.72	$ 21.89	$ 23.85	$ 20.72	$ 25.29
Income (loss) from investment operations: Net investment income (loss)	(.12)[a]	(.12)[a]	(.17)[a]	(.13)	(.09)
Net realized and unrealized gain (loss) on investment transactions	4.64	(1.75)	(1.65)	4.03	(3.46)
Total from investment operations	4.52	(1.87)	(1.82)	3.90	(3.55)
Less distributions from: Net investment income	-	-	-	-	(.03)
Net realized gains on investment transactions	(.08)	(.30)	(.14)	(.77)	(.99)
Total distributions	(.08)	(.30)	(.14)	(.77)	(1.02)
Net asset value, end of period	$ 24.16	$ 19.72	$ 21.89	$ 23.85	$ 20.72
Total Return (%)[b]	22.87	(8.44)	(7.63)	19.22	(14.29)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	22	36	46	40
Ratio of expenses (%)	1.99	1.98	1.96	1.93	1.93
Ratio of net investment income (loss) (%)	(.58)	(.68)	(.78)	(.57)	(.37)
Portfolio turnover rate (%)	7	14	20	20	32
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class C
Years Ended May 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 19.71	$ 21.89	$ 23.85	$ 20.72	$ 25.27
Income (loss) from investment operations: Net investment income (loss)	(.12)[a]	(.12)[a]	(.17)[a]	(.13)	(.08)
Net realized and unrealized gain (loss) on investment transactions	4.64	(1.76)	(1.65)	4.03	(3.45)
Total from investment operations	4.52	(1.88)	(1.82)	3.90	(3.53)
Less distributions from: Net investment income	-	-	-	-	(.03)
Net realized gains on investment transactions	(.08)	(.30)	(.14)	(.77)	(.99)
Total distributions	(.08)	(.30)	(.14)	(.77)	(1.02)
Net asset value, end of period	$ 24.15	$ 19.71	$ 21.89	$ 23.85	$ 20.72
Total Return (%)[b]	22.93	(8.48)	(7.63)	19.22	(14.22)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	6	7	6
Ratio of expenses (%)	1.99	1.97	1.96	1.93	1.93
Ratio of net investment income (loss) (%)	(.58)	(.67)	(.78)	(.57)	(.39)
Portfolio turnover rate (%)	7	14	20	20	32
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Institutional Class
Years Ended May 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 20.76	$ 22.80	$ 24.70	$ 21.35	$ 25.75
Income (loss) from investment operations: Net investment income (loss)	.10[a]	.06[a]	.05[a]	.11	.15
Net realized and unrealized gain (loss) on investment transactions	4.90	(1.80)	(1.71)	4.15	(3.53)
Total from investment operations	5.00	(1.74)	(1.66)	4.26	(3.38)
Less distributions from: Net investment income	(.11)	-	(.10)	(.14)	(.03)
Net realized gains on investment transactions	(.08)	(.30)	(.14)	(.77)	(.99)
Total distributions	(.19)	(.30)	(.24)	(.91)	(1.02)
Net asset value, end of period	$ 25.57	$ 20.76	$ 22.80	$ 24.70	$ 21.35
Total Return (%)	24.14	(7.52)	(6.73)	20.44	(13.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	90	100	116	106
Ratio of expenses (%)	.99	.97	.96	.93	.93
Ratio of net investment income (loss) (%)	.42	.33	.22	.43	.65
Portfolio turnover rate (%)	7	14	20	20	32
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Flag Investors Equity Partners Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semi-annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 153,419
Undistributed net long-term capital gains	$ 6,342,108
Net unrealized appreciation (depreciation) on investments	$ 110,058,010

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2004	2003
Distributions from ordinary income*	$ 1,006,829	$ 137,700
Distributions from long-term capital gains	$ 557,219	$ 3,993,308

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the year ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $18,493,901 and $56,458,395, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2004, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.83% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent and dividend-paying agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. Transfer agent charges to the Fund by SISC aggregated $90,658, of which $20,111 is unpaid at May 31, 2004.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $76,018, of which $5,359 is unpaid at May 31, 2004.

Prior to July 18, 2003, Deutsche Bank Trust Company Americas, an affiliate of the Advisor, was the Fund's custodian.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class A	$ 357,342	$ 32,471
Class B	147,018	15,023
Class C	41,307	4,165
	$ 545,667	$ 51,659

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at May 31, 2004	Effective Rate
Class B	$ 49,006	$ 1,832.25%
Class C	13,769	1,353.25%
	$ 62,775	$ 3,185

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2004 aggregated $14,531. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended May 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2004, the CDSC for Class B and C shares aggregated $46,841 and $798, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2004, SDI received $175.

Other. The Fund may invest in Daily Assets Fund Institutional, an open-end management investment company managed by Deutsche Asset Management, Inc.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A shares, 15 million Class B shares, 15 million Class C shares, 15 million Institutional Class and 5 million undesignated). The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	792,676	$ 18,975,445	727,066	$ 13,918,524
Class B	125,876	2,870,192	168,178	3,157,111
Class C	187,421	4,320,983	13,619	247,804
Institutional Class	191,910	4,546,101	1,018,855	19,555,447
		$ 30,712,721		$ 36,878,886
Shares issued to shareholders in reinvestment of distributions
Class A	28,314	$ 669,477	114,643	$ 2,181,645
Class B	2,510	57,418	19,899	363,944
Class C	915	20,942	4,038	73,855
Institutional Class	20,049	472,295	63,404	1,215,447
		$ 1,220,132		$ 3,834,891
Shares redeemed
Class A	(1,084,833)	$ (24,982,509)	(3,044,682)	$ (56,783,336)
Class B	(493,776)	(10,841,309)	(752,683)	(13,584,690)
Class C	(146,072)	(3,477,682)	(89,173)	(1,607,779)
Institutional Class	(788,708)	(18,143,828)	(1,162,180)	(22,228,032)
		$ (57,445,328)		$ (94,203,837)
Net increase (decrease)
Class A	(263,843)	$ (5,337,587)	(2,202,973)	$ (40,683,167)
Class B	(365,390)	(7,913,699)	(564,606)	(10,063,635)
Class C	42,264	864,243	(71,516)	(1,286,120)
Institutional Class	(576,749)	(13,125,432)	(79,921)	(1,457,138)
		$ (25,512,475)		$ (53,490,060)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Scudder Flag Investors Equity Partners Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Flag Investors Equity Partners Fund, Inc. (the "Fund") at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 23, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.051 per share from net long-term capital gains during its year ended May 31, 2004, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,000,000 as capital gains dividends for its year ended May 31, 2004, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended May 31, 2004, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates 100%, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1999	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[2] (April 1996 to present); Member of the Board, Hollinger International, Inc.[2] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[2] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[2] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[2] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992); Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Director since 1998	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[2] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[2] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Director since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989 to October 2003).	66
Robert H. Wadsworth 1/29/40 Director since 1999	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[3] 7/14/60 Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management.

Brenda Lyons[4] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.
Kenneth Murphy[4] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Charles A. Rizzo[4] 8/5/57 Treasurer and Chief Financial Officer since 2002	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[4] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[4] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[4] 11/12/59 Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management.
Salvatore Schiavone[4] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[4] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Address: 345 Park Avenue, New York, New York.
4 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLEPX	FEPBX	FEPCX	FLIPX
CUSIP Number	81114K 108	81114K 207	81114K 306	81114K 405
Fund Number	409	609	709	509

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2004, Scudder Flag Investors Equity
Partners Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form
N-CSR, that applies to its Principal Executive Officer and Principal Financial
Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
       Fiscal      Audit
        Year        Fees       Audit-Related    Tax Fees         All Other
       Ended       Billed      Fees Billed       Billed        Fees Billed
       May 31,    to Fund       to Fund         to Fund          to Fund
--------------------------------------------------------------------------------
2004             $46,200        $185           $7,020               $0
--------------------------------------------------------------------------------
2003             $29,000      $1,846           $3,550               $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Investment Company
Capital Corporation ("ICCC" or the "Adviser"), and any entity controlling, controlled by or under common control with ICCC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for
engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related           Tax Fees             All Other
         Fiscal      Fees Billed to           Billed to           Fees Billed
         Year          Adviser and           Adviser and        to Adviser and
         Ended       Affiliated Fund       Affiliated Fund      Affiliated Fund
        May 31,     Service Providers     Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                   $542,483                 $0                    $0
--------------------------------------------------------------------------------
2003                   $537,013               $55,500                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                      Total
                                    Non-Audit
                                 Fees billed to         Total
                                   Adviser and        Non-Audit
                                 Affiliated Fund        Fees
                               Service Providers      billed to
                                 (engagements        Adviser and
                                related directly    Affiliated
                                     to the            Fund
                     Total     operations and        Service
                   Non-Audit      financial         Providers
                     Fees         reporting           (all
      Fiscal        Billed         of the             other         Total of
       Year        to Fund          Fund)          engagements      (A),(B)
      Ended
      May 31,         (A)           (B)                (C)          and (C)
--------------------------------------------------------------------------------
2004                $7,020          $0             $1,681,369       $1,688,389
--------------------------------------------------------------------------------
2003                $3,550       $55,500           $17,300,168      $17,359,218
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
ICCC and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Equity Partners Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Flag Equity Partners Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------------